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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

 Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                     of 1934

                        Date of Report: November 30, 2001

                             SCHOLASTIC CORPORATION
             (Exact name of registrant as specified in its charter)

                                     0-19860
                             Commission File Number

      DELAWARE                                  13-3385513
      (State or other jurisdiction of          (IRS Employer Identification No.)
       incorporation or organization)

      557 BROADWAY, NEW YORK, NEW YORK                   10012
   (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (212) 343-6100

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SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED NOVEMBER 30, 2001
--------------------------------------------------------------------------------

ITEM 7. EXHIBITS

        Exhibit
        Number       Description of Document
        ------       -----------------------

        99.1         Press release of Scholastic Corporation, dated November 29,
                     2001.

ITEM 9. REGULATION FD DISCLOSURE

See Exhibit 99.1 noticing the Company's announcement of its decision to redeem on January 11, 2002 all of its outstanding 5% Convertible Subordinated Notes due August 15, 2005 at a redemption price of 100% of the principal amount thereof, in accordance with the Indenture under which the Notes were issued


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SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED NOVEMBER 30, 2001
--------------------------------------------------------------------------------



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SCHOLASTIC CORPORATION
                                          (Registrant)






Date: November 30, 2001                   /s/ Kevin J. McEnery
                                          ------------------------------------
                                          Kevin J. McEnery
                                          Executive Vice President
                                            & Chief Financial Officer


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SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED NOVEMBER 30, 2001
EXHIBIT INDEX
------------------------------------------------------------------------------

EXHIBIT NUMBER           DESCRIPTION OF DOCUMENT    PAGE NUMBER IN SEQUENTIALLY
                                                           NUMBERED COPY

Exhibit 99.1             Press release of Scholastic             E-1
                         Corporation, dated
                         November 29, 2001.